Litigation	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Litigation

14. LITIGATION

In the ordinary course of business, the Company is from time to time involved in various legal actions. The litigation process is inherently uncertain and it is possible that the resolution of such matters might have a material adverse effect upon the financial condition and/or results of operations of the Company. However, in the opinion of the Company’s management, matters currently pending or threatened against the Company are not expected to have a material adverse effect on the financial position or results of operations of the Company.